EXHIBIT 99.2
HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	July 31, 2014	April 30, 2014	July 31, 2013

Net revenue	$27,585	$27,309	$27,226

Costs and expenses:
Cost of sales	20,974	20,704	20,859
Research and development	887	873	797
Selling, general and administrative	3,388	3,391	3,274
Amortization of intangible assets	227	264	356
Restructuring charges	649	252	81
Acquisition-related charges	2	3	4
Total costs and expenses	26,127	25,487	25,371

Earnings from operations	1,458	1,822	1,855

Interest and other, net	(145)	(174)	(146)

Earnings before taxes	1,313	1,648	1,709

Provision for taxes	(328)	(375)	(319)

Net earnings	$985	$1,273	$1,390

Net earnings per share:
Basic	$0.53	$0.67	$0.72
Diluted	$0.52	$0.66	$0.71

Cash dividends declared per share	$0.32	$-	$0.29

Weighted-average shares used to compute net earnings per share:
Basic	1,870	1,890	1,929
Diluted	1,899	1,916	1,948

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Nine months ended
	July 31,
	2014	2013

Net revenue	$83,048	$83,167

Costs and expenses:
Cost of sales	63,414	63,943
Research and development	2,571	2,406
Selling, general and administrative	9,989	9,916
Amortization of intangible assets	774	1,056
Restructuring charges	1,015	619
Acquisition-related charges	8	19
Total costs and expenses	77,771	77,959

Earnings from operations	5,277	5,208

Interest and other, net	(482)	(518)

Earnings before taxes	4,795	4,690

Provision for taxes	(1,112)	(991)

Net earnings	$3,683	$3,699

Net earnings per share:
Basic	$1.95	$1.91
Diluted	$1.93	$1.89

Cash dividends declared per share	$0.61	$0.55

Weighted-average shares used to compute net earnings per share:
Basic	1,889	1,939
Diluted	1,913	1,952

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	As of
	July 31, 2014	October 31, 2013
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$14,474	$12,163
Accounts receivable	14,198	15,876
Financing receivables	3,130	3,144
Inventory	6,249	6,046
Other current assets	11,236	13,135

Total current assets	49,287	50,364

Property, plant and equipment	11,434	11,463

Long-term financing receivables and other assets	8,981	9,556

Goodwill and intangible assets	33,468	34,293

Total assets	$103,170	$105,676

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$2,705	$5,979
Accounts payable	15,141	14,019
Employee compensation and benefits	4,038	4,436
Taxes on earnings	1,228	1,203
Deferred revenue	6,434	6,477
Other accrued liabilities	12,930	13,407

Total current liabilities	42,476	45,521

Long-term debt	17,128	16,608

Other liabilities	14,664	15,891

Stockholders' equity:
HP stockholders' equity	28,509	27,269
Non-controlling interests	393	387

Total stockholders' equity	28,902	27,656

Total liabilities and stockholders' equity	$103,170	$105,676

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	July 31, 2014	April 30, 2014	July 31, 2013

Net revenue:(a)

Personal Systems	$8,649	$8,176	$7,733
Printing	5,590	5,834	5,809
Total Printing and Personal Systems Group	14,239	14,010	13,542
Enterprise Group	6,894	6,657	6,764
Enterprise Services	5,590	5,702	5,972
Software	959	971	1,010
HP Financial Services	855	867	879
Corporate Investments	3	6	5
Total segments	28,540	28,213	28,172
Elimination of intersegment net revenue and other	(955)	(904)	(946)

Total HP consolidated net revenue	$27,585	$27,309	$27,226

Earnings before taxes:(a)

Personal Systems	$346	$290	$238
Printing	1,026	1,140	915
Total Printing and Personal Systems Group	1,372	1,430	1,153
Enterprise Group	966	961	1,023
Enterprise Services	228	144	192
Software	203	186	203
HP Financial Services	79	99	99
Corporate Investments	(115)	(98)	(82)
Total segment earnings from operations	2,733	2,722	2,588

Corporate and unallocated costs and eliminations	(265)	(251)	(185)
Stock-based compensation expense	(132)	(130)	(107)
Amortization of intangible assets	(227)	(264)	(356)
Restructuring charges	(649)	(252)	(81)
Acquisition-related charges	(2)	(3)	(4)
Interest and other, net	(145)	(174)	(146)

Total HP consolidated earnings before taxes	$1,313	$1,648	$1,709

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)
	Nine months ended
	July 31,
	2014	2013
Net revenue:(a)

Personal Systems	$25,355	$23,575
Printing	17,239	17,849
Total Printing and Personal Systems Group	42,594	41,424
Enterprise Group	20,544	20,506
Enterprise Services	16,887	18,143
Software	2,846	2,928
HP Financial Services	2,592	2,717
Corporate Investments	297	19
Total segments	85,760	85,737
Elimination of intersegment net revenue and other	(2,712)	(2,570)

Total HP consolidated net revenue	$83,048	$83,167

Earnings before taxes:(a)

Personal Systems	$915	$715
Printing	3,145	2,852
Total Printing and Personal Systems Group	4,060	3,567
Enterprise Group	2,933	3,167
Enterprise Services	429	424
Software	534	538
HP Financial Services	279	297
Corporate Investments	(92)	(230)
Total segment earnings from operations	8,143	7,763

Corporate and unallocated costs and eliminations	(637)	(463)
Stock-based compensation expense	(432)	(398)
Amortization of intangible assets	(774)	(1,056)
Restructuring charges	(1,015)	(619)
Acquisition-related charges	(8)	(19)
Interest and other, net	(482)	(518)

Total HP consolidated earnings before taxes	$4,795	$4,690

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.